Exhibit 10.1

AVANZA CAPITAL HOLDINGS, LLC | 900 South Ave, Suite 404, Staten Island, NY 10314 (212) 457-1573

STANDARD MERCHANT CASH ADVANCE AGREEMENT

This is an Agreement dated JUNE 30, 2026 by and between AVANZA CAPITAL HOLDINGS, LLC (“AVANZA”) and each merchant listed below (“Merchant”).

Merchan t’s Legal Name:	NEXTNRG INC

D/B/A:	EZFILL HOLDINGS INC	Federal ID#:	83-4260623

Type of entity (check one)

☒ Corporation	☐ Limited Partnership	☐ Sole Proprietor
☐ Limited Liability Company	☐ Limited Liability Partnership

Business Address:	57 NW 183RD STREET

City:	MIAMI	State:	FL	Zip:	33169

Contact Address:	5005 LAKEVIEW DRIVE

City:	MIAMI BEACH	State:	FL	Zip:	33140

Date business started (mm/yy):	04/26/2019

Purchase Price This is the amount being paid to Merchant(s) for the Receivables Purchased Amount (defined below).	$1,000,000.00

Receivables Purchased Amount This is the amount of Receivables (defined in Section 1 below) being sold.	$1,499,900.00

Specified Percentage This is the percentage of Receivables (defined below) to be delivered until the Receivables Purchased Amount is paid in full.	25%

Net Funds Provided This is the net amount being paid to or on behalf of Merchant(s) after deduction of applicable fees listed in Section 2 below.	$940,000.00

Initial Estimated Payment This is only applicable if an Addendum for Estimated Payments is being signed. This is the initial amount of periodic payments collected from Merchant(s) as an approximation of no more than the Specified Percentage of the Receivables and is subject to reconciliation as set forth in Section 4 below.	$62,495.85
per EVERY TUESDAY

I have read and agree to the terms and conditions set forth above:

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 1 of 17

STANDARD MERCHANT CASH ADVANCE AGREEMENT

TERMS AND CONDITIONS

1. Sale of Future Receipts. Merchant(s) hereby sell, assign, and transfer to AVANZA (making AVANZA the absolute owner) in consideration of the funds provided (“Purchase Price”) specified above, all of each Merchant’s future accounts, contract rights, and other obligations arising from or relating to the payment of monies from each Merchant’s customers and/or other third party payors (the “Receivables”, defined as all payments made by cash, check, credit or debit card, electronic transfer, or other form of monetary payment in the ordinary course of each merchant’s business), for the payment of each Merchant’s sale of goods or services until the amount specified above (the “Receivables Purchased Amount”) has been delivered by Merchant(s) to AVANZA. Each Merchant hereby acknowledges that until the Receivables Purchased Amount has been received in full by AVANZA, each Merchant’s Receivables, up to the balance of the Receivables Purchased Amount, are the property of AVANZA and not the property of any Merchant. Each Merchant agrees that it is a fiduciary for AVANZA and that each Merchant will hold Receivables in trust for AVANZA in its capacity as a fiduciary for AVANZA.

The Receivables Purchased Amount shall be paid to AVANZA by each Merchant irrevocably authorizing only one depositing account acceptable to AVANZA (the “Account”) to remit the percentage specified above (the “Specified Percentage”) of each Merchant’s settlement amounts due from each transaction, until such time as AVANZA receives payment in full of the Receivables Purchased Amount. Each Merchant hereby authorizes AVANZA to ACH debit the specified remittances from the Account on a daily basis as of the next business day after the date of this Agreement and will provide AVANZA with all required access codes and monthly bank statements. Each Merchant understands that it is responsible for ensuring that the Specified Percentage to be debited by AVANZA remains in the Account and will be held responsible for any fees resulting from a rejected ACH attempt or an Event of Default (see Section 2). AVANZA is not responsible for any overdrafts or rejected transactions that may result from AVANZA’s ACH debiting the Specified Percentage amounts under the terms of this Agreement.

2. Additional Fees. In addition to the Receivables Purchased Amount, each Merchant will be held responsible to AVANZA for the following fees, where applicable:

A. $60,000.00 to cover underwriting and the ACH debit program, as well as related expenses. This will be deducted from payment of the Purchase Price.

B. Wire Fee - Merchant(s) shall receive funding electronically to the Account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH. NSF or rejected ACH fee will be $50-100. This will be deducted from payment of the Purchase Price.

C. Blocked Account $2,500.00 / Default $5,000.00 - If AVANZA considers an Event of Default to have taken place under Section 34.

D. UCC Fee - $195.00 – to cover AVANZA filing a UCC-1 financing statement to secure its interest in the Receivables Purchased Amount. A $195.00 UCC termination fee will be charged if a UCC filing is terminated.

E. Court costs, arbitration fees, collection agency fees, attorney fees, expert fees, and any other expenses incurred in litigation, arbitration, or the enforcement of any of AVANZA’s legal or contractual rights against each Merchant and/or each Guarantor, if required, as explained in other Sections of this Agreement.

3. Cap on Collection of the Receivables Purchased Amount. The amount that AVANZA will collect from Merchant(s) towards the Receivables Purchased Amount during any specific month will be capped at $268,732.16 (the “Cap”). If the Specified Percentage of all Receivables for a specific month is less than the Cap, then in addition to the Specified Percentage of Receivables for that month, AVANZA will be permitted to collect any Receivables it did not previously collect due to the Cap such that the total amount collected during that month does not exceed the Cap. The Cap is not applicable to make up for a business day on which AVANZA is closed and does not ACH debit the Account, to subsequent attempts to collect a rejected or blocked ACH payment, to debit any amount due pursuant to a reconciliation as set forth in Section 4, for the collection of any of the fees listed in Section 2, or if any Event of Default listed in Section 34 is considered by AVANZA to have taken place.

4. Reconciliations. Any Merchant may request that AVANZA conduct a reconciliation in order to ensure that the amount that AVANZA has collected equals the Specified Percentage of Merchant(s)’s Receivables under this Agreement. Any Merchant may request such a reconciliation by giving written notice of the request to AVANZA. A reconciliation may also be requested by e-mail to INFO@AVANZA.NYC. If such reconciliation determines that AVANZA collected more than it was entitled to, then AVANZA will credit to the Account all amounts to which AVANZA was not entitled. If such reconciliation determines that AVANZA collected less than it was entitled to, then AVANZA will debit from the Account all additional amounts to which AVANZA was entitled. In order to effectuate this reconciliation, any Merchant must produce with its request the login and password for the Account and any and all statements covering the period from the date of this Agreement through the date of the request for a reconciliation. AVANZA will complete each such reconciliation within two business days after receipt of a written request for one accompanied by the information and documents required for it. Nothing herein limits the amount of times that such a reconciliation may be requested.

5. Prepayments. Although there is no obligation to do so, any Merchant may prepay any amount towards the Receivables Purchased Amount. There will be no penalty for any prepayment made by any Merchant. Any Merchant may elect to terminate this Agreement by prepaying AVANZA the amount of the balance of the Receivables Purchased Amount at that time.

6. Merchant Deposit Agreement. Merchant(s) shall appoint a bank acceptable to AVANZA, to obtain electronic fund transfer services and/or “ACH” payments. Merchant(s) shall provide AVANZA and/or its authorized agent with all of the information, authorizations, and passwords necessary to verify each Merchant’s Receivables. Merchant(s) shall authorize AVANZA and/or its agent(s) to deduct the amounts owed to AVANZA for the Receivables as specified herein from settlement amounts which would otherwise be due to each Merchant and to pay such amounts to AVANZA by permitting AVANZA to withdraw the Specified Percentage by ACH debiting of the account. The authorization shall be irrevocable absent AVANZA’s written consent.

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 2 of 17

STANDARD MERCHANT CASH ADVANCE AGREEMENT

7. Term of Agreement. The term of this Agreement is indefinite and shall continue until AVANZA receives the full Receivables Purchased Amount, or earlier if terminated pursuant to any provision of this Agreement. The provisions of Sections 4, 6, 7, 8, 10, 11, 13, 14, 15, 17, 18, 19, 22, 23, 28, 31, 32, 33, 34, 35, 37, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, 52, 53, 54, 55, 56, 57, and 58 shall survive any termination of this Agreement.

8. Ordinary Course of Business. Each Merchant acknowledges that it is entering into this Agreement in the ordinary course of its business and that the payments to be made from each Merchant to AVANZA under this Agreement are being made in the ordinary course of each Merchant’s business.

9. Financial Condition. Each Merchant and each Guarantor (Guarantor being defined as each signatory to the Guarantee of this Agreement) authorizes AVANZA and its agent(s) to investigate each Merchant’s financial responsibility and history, and will provide to AVANZA any bank or financial statements, tax returns, and other documents and records, as AVANZA deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. AVANZA is authorized to update such information and financial profiles from time to time as it deems appropriate.

10. Monitoring, Recording, and Electronic Communications. AVANZA may choose to monitor and/or record telephone calls with any Merchant and its owners, employees, and agents. By signing this Agreement, each Merchant agrees that any call between AVANZA and any Merchant or its representatives may be monitored and/or recorded. Each Merchant and each Guarantor grants access for AVANZA to enter any Merchant’s premises and to observe any Merchant’s premises without any prior notice to any Merchant at any time after execution of this Agreement.

AVANZA may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Merchant(s), Owner(s) (Owner being defined as each person who signs this Agreement on behalf of a Merchant), and Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Merchant, each Owner, and each Guarantor gives AVANZA permission to call or send a text message to any telephone number given to AVANZA in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Merchant, each Owner, and each Guarantor also gives AVANZA permission to communicate such information to them by e-mail. Each Merchant, each Owner, and each Guarantor agree that AVANZA will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Merchant, each Owner, and each Guarantor acknowledge that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that AVANZA has no liability for any such charges.

11. Accuracy of Information Furnished by Merchant and Investigation Thereof. To the extent set forth herein, each of the parties is obligated upon his, her, or its execution of the Agreement to all terms of the Agreement. Each Merchant and each Owner signing this Agreement represent that he or she is authorized to sign this Agreement for each Merchant, legally binding said Merchant to its obligations under this Agreement and that the information provided herein and in all of AVANZA’s documents, forms, and recorded interview(s) is true, accurate, and complete in all respects. AVANZA may produce a monthly statement reflecting the delivery of the Specified Percentage of Receivables from Merchant(s) to AVANZA. An investigative report may be made in connection with the Agreement. Each Merchant and each Owner signing this Agreement authorize AVANZA, its agents and representatives, and any credit-reporting agency engaged by AVANZA, to (i) investigate any references given or any other statements obtained from or about each Merchant or any of its Owners for the purpose of this Agreement, and (ii) pull credit report at any time now or for so long as any Merchant and/or Owners(s) continue to have any obligation to AVANZA under this Agreement or for AVANZA’s ability to determine any Merchant’s eligibility to enter into any future agreement with AVANZA. Any misrepresentation made by any Merchant or Owner in connection with this Agreement may constitute a separate claim for fraud or intentional misrepresentation.

Authorization for soft pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to AVANZA under the Fair Credit Reporting Act, authorizing AVANZA to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes AVANZA to obtain such information solely to conduct a pre-qualification for credit.

Authorization for hard pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to AVANZA under the Fair Credit Reporting Act, authorizing AVANZA to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes AVANZ A to obtain such information in accordance with a merchant cash advance application.

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 3 of 17

STANDARD MERCHANT CASH ADVANCE AGREEMENT

12. Transactional History. Each Merchant authorizes its bank to provide AVANZA with its banking and/or credit card processing history.

13. Indemnification. Each Merchant and each Guarantor jointly and severally indemnify and hold harmless each Merchant’s credit card and check processors (collectively, “Processor”) and Processor’s officers, directors, and shareholders against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by Processor resulting from (a) claims asserted by AVANZA for monies owed to AVANZA from any Merchant and (b) actions taken by any Processor in reliance upon information or instructions provided by AVANZA.

14. No Liability. In no event will AVANZA be liable for any claims asserted by any Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect, or consequential damages, each of which is waived by each Merchant and each Guarantor.

15. Sale of Receivables. Each Merchant and AVANZA agree that the Purchase Price under this Agreement is in exchange for the Receivables Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from AVANZA to any Merchant. AVANZA is entering into this Agreement knowing the risks that each Merchant’s business may decline or fail, resulting in AVANZA not receiving the Receivables Purchased Amount. Any Merchant going bankrupt or going out of business or experiencing a slowdown in business or a delay in collecting Receivables will not on its own without anything more be considered a breach of this Agreement. Each Merchant agrees that the Purchase Price in exchange for the Receivables pursuant to this Agreement equals the fair market value of such Receivables. AVANZA has purchased and shall own all the Receivables described in this Agreement up to the full Receivables Purchased Amount as the Receivables are created. Payments made to AVANZA in respect to the full amount of the Receivables shall be conditioned upon each Merchant’s sale of products and services and the payment therefor by each Merchant’s customers in the manner provided in this Agreement. Although certain jurisdictions require the disclosure of an Annual Percentage Rate or APR in connection with this Agreement, those disclosures do not change the fact that the transaction encompassed by this Agreement is not a loan and does not have an interest rate.

16. Power of Attorney. Each Merchant irrevocably appoints AVANZA as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to AVANZA, or, if AVANZA considers an Event of Default to have taken place under Section 34, to settle all obligations due to AVANZA from each Merchant, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral (which is defined in Section 33); (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents, or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign each Merchant’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to AVANZA; and (v) to file any claims or take any action or institute any proceeding which AVANZA may deem necessary for the collection of any of the unpaid Receivables Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Receivables Purchased Amount.

17. Protections Against Default. The following Protections 1 through 7 may be invoked by AVANZA, immediately and without notice to any Merchant in the event:

(a) Any Merchant takes any action to discourage the use of methods of payment ordinarily and customarily used by its customers or permits any event to occur that could have an adverse effect on the use, acceptance, or authorization of checks and credit cards for the purchase of any Merchant’s services and products;

(b) Any Merchant changes its arrangements with any Processor in any way that is adverse to AVANZA;

(c) Any Merchant changes any Processor through which the Receivables are settled to another electronic check and/or credit card processor or permits any event to occur that could cause diversion of any Merchant’s check and/or credit card transactions to another such processor;

(d) Any Merchant interrupts the operation of its business (other than adverse weather, natural disasters, or acts of God) or transfers, moves, sells, disposes, or otherwise conveys its business or assets without (i) the express prior written consent of AVANZA and (ii) the written agreement of any purchaser or transferee to the assumption of all of any Merchant’s obligations under this Agreement pursuant to documentation satisfactory to AVANZA; or

(e) Any Merchant takes any action, fails to take any action, or offers any incentive—economic or otherwise—the result of which will be to induce any customer or customers to pay for any Merchant’s goods or services with any means other than checks and/or credit cards that are settled through Processor. These protections are in addition to any other remedies available to AVANZA at law, in equity, or otherwise available pursuant to this Agreement.

(f) AVANZA considers any Event of Default listed in Section 34 to have taken place.

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 4 of 17

STANDARD MERCHANT CASH ADVANCE AGREEMENT

Protection 1: The full uncollected Receivables Purchased Amount plus all fees due under this Agreement may become due and payable in full immediately.

Protection 2. AVANZA may enforce the provisions of the Guarantee against Guarantor. Protection 3. AVANZA may enforce its security interest in the Collateral identified in Section 33.

Protection 4. AVANZA may proceed to protect and enforce its rights and remedies by litigation or arbitration.

Protection 5. If requested by AVANZA, Merchant shall deliver to AVANZA an executed assignment of lease of each Merchant’s premises in favor of AVANZA. Upon breach of any provision in this Section 17, AVANZA may exercise its rights under such assignment of lease.

Protection 6. AVANZA may debit any Merchant’s depository accounts wherever situated by means of ACH debit or electronic or facsimile signature on a computer-generated check drawn on any Merchant’s bank account or otherwise, in an amount consistent with the terms of this Agreement.

Protection 7. AVANZA will have the right, without waiving any of its rights and remedies and without notice to any Merchant and/or Guarantor, to notify each Merchant’s credit card and/or check processor of the sale of Receivables hereunder and to direct such credit card processor to make payment to AVANZA of all or any portion of the amounts received by such credit card processor on behalf of each Merchant. Each Merchant hereby grants to AVANZA an irrevocable power-of-attorney, which power-of-attorney will be coupled with an interest, and hereby appoints AVANZA and its representatives as each Merchant’s attorney-in-fact to take any and all action necessary to direct such new or additional credit card and/or check processor to make payment to AVANZA as contemplated by this Section.

18. Protection of Information. Each Merchant and each person signing this Agreement on behalf of each Merchant and/or as Owner, in respect of himself or herself personally, authorizes AVANZA to disclose information concerning each Merchant, Owner and/or Guarantor’s credit standing and business conduct to agents, affiliates, subsidiaries, and credit reporting bureaus. Each Merchant, Guarantor, and Owner hereby waives to the maximum extent permitted by law any claim for damages against AVANZA or any of its affiliates relating to any (i) investigation undertaken by or on behalf of AVANZA as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

19. Confidentiality. Each Merchant understands and agrees that the terms and conditions of the products and services offered by AVANZA, including this Agreement and any other AVANZA documents (collectively, “Confidential Information”) are proprietary and confidential information of AVANZA. Accordingly, unless disclosure is required by law or court order, Merchant(s) shall not disclose Confidential Information of AVANZA to any person other than an attorney, accountant, financial advisor, or employee of any Merchant who needs to know such information for the purpose of advising any Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising any Merchant and first agrees in writing to be bound by the terms of this Section 19.

20. D/B/As. Each Merchant hereby acknowledges and agrees that AVANZA may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between AVANZA and each Merchant, including the filing of UCC-1 financing statements and other notices or filings.

21. Financial Condition and Financial Information. Each Merchant represents, warrants, and covenants that its bank and financial statements, copies of which have been furnished to AVANZA, and future statements which will be furnished hereafter at the request of AVANZA, fairly represent the financial condition of each Merchant at such dates, and that since those dates there have been no material adverse changes, financial or otherwise, in such condition, operation, or ownership of any Merchant. Each Merchant has a continuing affirmative obligation to advise AVANZA of any material adverse change in its financial condition, operation, or ownership.

22. Governmental Approvals. Each Merchant represents, warrants, and covenants that it is in compliance and shall comply with all laws and has valid permits, authorizations, and licenses to own, operate, and lease its properties and to conduct the business in which it is presently engaged.

23. Authorization. Each Merchant represents, warrants, and covenants that it and each person signing this Agreement on behalf of each Merchant has full power and authority to incur and perform the obligations under this Agreement, all of which have be en duly authorized.

24. Insurance. Each Merchant represents, warrants, and covenants that within ten days after written notice of a request by AVANZA, Merchant(s) will maintain business-interruption insurance naming AVANZA as loss payee and additional insured in amounts and against risks as are satisfactory to AVANZA and shall provide AVANZA proof of such insurance upon request.

25. Electronic Check Processing Agreement. Each Merchant represents, warrants, and covenants that it will not, without AVANZA’s prior written consent, change its Processor, add terminals, change its financial institution or bank account, or take any other action that could have any adverse effect upon any Merchant’s obligations under this Agreement.

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 5 of 17

STANDARD MERCHANT CASH ADVANCE AGREEMENT

26. Change of Name or Location. Each Merchant represents, warrants, and covenants that it will not conduct its business under any name other than as disclosed to AVANZA or change any place(s) of its business without prior written consent from AVANZA.

27. Estoppel Certificate. Each Merchant represents, warrants, and covenants that it will, at any time, and from time to time, upon at least two day’s prior notice from AVANZA to that Merchant, execute, acknowledge, and deliver to AVANZA and/or to any other person or entity specified by AVANZA, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Receivables Purchased Amount or any portion thereof have been paid.

28. No Bankruptcy. Each Merchant represents, warrants, and covenants that as of the date of this Agreement, it does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against any Merchant. Each Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

29. Unencumbered Receivables. Each Merchant represents, warrants, and covenants that it has good, complete, and marketable title to all Receivables, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges, and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with this Agreement or adverse to the interests of AVANZA, other than any for which AVANZA has actual or constructive knowledge as of the date of this Agreement.

30. Stacking. Each Merchant represents, warrants, and covenants that it will not enter into with any party other than AVANZA any arrangement, agreement, or commitment that relates to or involves the Receivables, whether in the form of a purchase of, a loan against, collateral against, or the sale or purchase of credits against Receivables without the prior written consent of AVANZA.

31. Business Purpose. Each Merchant represents, warrants, and covenants that it is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and each Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family, or household purposes.

32. Default Under Other Contracts. Each Merchant represents, warrants, and covenants that its execution of and/or performance under this Agreement will not cause or create an event of default by any Merchant under any contract with another person or entity.

33. Security Interest. To secure each Merchant’s performance obligations to AVANZA under this Agreement and any future agreement with AVANZA, each Merchant hereby grants to AVANZA a security interest in collateral (the “Collateral”), that is defined as collectively: (a) all accounts, including without limitation, all deposit accounts, accounts-receivable, and other receivables, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are defined by Article 9 of the Uniform Commercial Code (the “UCC”), now or hereafter owned or acquired by any Merchant; and (b) all proceeds, as that term is define d by Article 9 of the UCC. The parties acknowledge and agree that any security interest granted to AVANZA under any other agreement between any Merchant or Guarantor and AVANZA (the “Cross-Collateral”) will secure the obligations hereunder and under this Agreement. Negative Pledge: Each Merchant agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Cross-Collateral, as applicable.

Each Merchant agrees to execute any documents or take any action in connection with this Agreement as AVANZA deems necessary to perfect or maintain AVANZA’s first priority security interest in the Collateral and the Cross-Collateral, includ ing the execution of any account control agreements. Each Merchant hereby authorizes AVANZA to file any financing statements deemed necessary by AVANZA to perfect or maintain AVANZA’s security interest, which financing statements may contain notification that each Merchant has granted a negative pledge to AVANZA with respect to the Collateral and the Cross-Collateral, and that any subsequent lienor may be tortiously interfering with AVANZA’s rights. Each Merchant shall be liable for and AVANZA may charge and collect all costs and expenses, including but not limited to attorney fees, which may be incurred by AVANZA in protecting, preserving, and enforcing AVANZA’s security interest and rights. Each Merchant further acknowledges that AVANZA may use another legal name and/or D/B/A or an agent when designating the Secured Party when AVANZA files the above-referenced financing statement(s).

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 6 of 17

STANDARD MERCHANT CASH ADVANCE AGREEMENT

34. Events of Default. An “Event of Default” may be considered to have taken place if any of the following occur:

(1) Any representation or warranty by any Merchant to AVANZA that proves to have been made intentionally false or misleading in any material respect when made;

(2) Any Merchant changes the Account without providing written notice to AVANZA within one business day thereafter;

(3) AVANZA is not provided with updated login or password information for the Account within one business day after any such change is made by any Merchant;

(4) Any Merchant fails to send bank statements, merchant account statements, or bank login information for the Account within two business days after a written request for same is made by AVANZA;

(5) Any Merchant causes any ACH debit to the Account by AVANZA to be blocked or stopped without providing any advance written notice to AVANZA, which notice may be given by e-mail to INFO@AVANZA.NYC;

(6) Any Merchant intentionally prevents AVANZA from collecting any part of the Receivables Purchased Amount; or

(7) Any Merchant causes any ACH debit to the Account to be stopped or otherwise returned that would result in an ACH Return Code of R08, R10, or R29 and that Merchant does not within two business days thereafter provide AVANZA with written notice thereof explaining why that Merchant caused the ACH debit to be stopped or otherwise returned, which notice may be given by e-mail to INFO@AVANZA.NYC.

35. Remedies. In case any Event of Default occurs and is not waived, AVANZA may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement, or other provision contained herein, or to enforce the discharge of each Merchant’s obligations hereunder, or any other legal or equitable right or remedy. All rights, powers, and remedies of AVANZA in connection with this Agreement, including each Protection listed in Section 17, may be exercised at any time by AVANZA after the occurrence of an Event of Default, are cumulative and not exclusive, and will be in addition to any other rights, powers, or remedies provided by law or equity. In case any Event of Default occurs and is not waived, AVANZA may elect that Merchant(s) be required to pay to AVANZA 25% of the unpaid balance of the Receivables Purchased Amount as liquidated damages for any reasonable expenses incurred by AVANZA in connection with recovering the unpaid balance of the Receivables Purchased Amount (“Reasonable Expenses”), AVANZA will not be required to itemize of prove its Reasonable Expenses, and all Merchant(s) and all Guarantor(s) agree that the Reasonable Expenses bear a reasonable relationship to AVANZA’s actual expenses incurred in connection with recovering the unpaid balance of the Receivables Purchased Amount. In addition to the foregoing, in case any Event of Default occurs and is not waived, AVANZA will be entitled to the issuance of an injunction, restraining order, or other equitable relief in AVANZA’s favor, subject to court or arbitrator approval, restraining each Merchant’s accounts and/or receivables up to the amount due to AVANZA as a result of the Event of Default, and each Merchant will be deemed to have consented to the granting of an application for the same to any court or arbitral tribunal of competent jurisdiction without any prior notice to any Merchant or Guarantor and without AVANZA being required to furnish a bond or other undertaking in connection with the application. To the extent applicable, Merchant(s) and Guarantor(s) waive the right to a notice and hearing under Connecticut General Statutes sections 52-278a to 52-278g, inclusive, and consent to the issuance of a writ for a prejudgment remedy without securing a court order.

36. Required Notifications. Each Merchant is required to give AVANZA written notice at least one day prior to any filing under Title 11 of the United States Code. Merchant(s) are required to give AVANZA at least seven days’ written notice prior to the closing of any sale of all or substantially all of any Merchant’s assets or stock.

37. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Merchant(s) shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of AVANZA, which consent may be withheld in AVANZA’s sole discretion. AVANZA may assign, transfer, or sell its rights under this Agreement, including, without limitation, its rights to receive the Receivables Purchased Amount, and its rights under Section 33 of this Agreement, the Guarantee, and any other agreement, instrument, or document executed in connection with the transactions contemplated by this Agreement (a “Related Agreement”), or delegate its duties hereunder or thereunder, either in whole or in part. From and after the effective date of any such assignment or transfer by AVANZA, whether or not any Merchant has actual notice thereof, this Agreement and each Related Agreement shall be deemed amended and modified (without the need for any further action on the part of any Merchant or AVANZA) such that the assignee shall be deemed a party to this Agreement and any such Related Agreement and, to the extent provided in the assignment document between AVANZA and such assignee (the “Assignment Agreement”), have the rights and obligations of AVANZA under this Agreement and such Related Agreements with respect to the portion of the Receivables Purchased Amount set forth in such Assignment Agreement, including but not limited to rights in the Receivables, Collateral and Additional Collateral, the benefit of each Guarantor’s guaranty regarding the full and prompt performance of every obligation that is a subject of the Guarantee, AVANZA’s rights under Section 17 of this Agreement (Protections Against Default), and to receive damages from any Merchant following a breach of this Agreement by any Merchant. In connection with such assignment, AVANZA may disclose all information that AVANZA has relating to any Merchant or its business. Each Merchant agrees to acknowledge any such assignment in writing upon AVANZA’s request.

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 7 of 17

STANDARD MERCHANT CASH ADVANCE AGREEMENT

38. Notices. All notices, requests, consents, demands, and other communications hereunder shall be delivered by certified mail, return receipt requested, or by overnight delivery with signature confirmation to the respective parties to this Agreement at their addresses set forth in this Agreement and shall become effective only upon receipt. Written notice may also be given to any Merchant or Guarantor by e-mail to the E-mail Address listed on the first page of this Agreement or by text message to the Phone Number listed on the first page of this Agreement if that phone number is for a mobile phone. Each Merchant must set its spam or junk mail filter to accept e-mails sent by INFO@AVANZA.NYC and its domain. This Section is not applicable to service of process or notices in any legal proceedings.

39. Choice of Law. Each Merchant acknowledges and agrees that this Agreement was made in the State of New York, that the Purchase Price is being paid by AVANZA in the State of New York, that the Receivables Purchased Amount is being delivered to AVANZA in the State of New York, and that the State of New York has a reasonable relationship to the transactions encompassed by this Agreement. This Agreement and the relationship between AVANZA, each Merchant, and each Guarantor will be governed by and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflict of laws.

40. Venue and Forum Selection. Any litigation relating to this Agreement or involving AVANZA on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Kings, Monroe, Nassau, New York, or Sullivan in the State of New York (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. The parties agree that this Agreement encompasses the transaction of business within the City of New York and that the Civil Court of the City of New York (“Civil Court”) will have jurisdiction over any litigation relating to this Agreement that is within the jurisdictional limit of the Civil Court. In addition to the Acceptable Forums, any action or proceeding to enforce a judgment or arbitration award against any Merchant or Guarantor or to restrain or collect any amount due to AVANZA may be commenced and maintained in any other court of competent jurisdiction.

41. Jury Waiver. The parties agree to waive trial by jury in any dispute between them.

42. Counterclaim Waiver. In any litigation or arbitration commenced by AVANZA, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.

43. Statutes of Limitations. Each Merchant and each Guarantor agree that any claim that is not asserted against AVANZA within one year of its accrual will be time barred.

44. Costs. Each Merchant and each Guarantor must pay all of AVANZA’s reasonable costs associated with a breach by any Merchant of the covenants in this Agreement and the enforcement thereof, including but not limited to collection agency fees, attorney fees, which may include a contingency fee of up to 40% of the amount claimed, expert witness fees, and costs of suit.

45. Prejudgment and Postjudgment Interest. If AVANZA becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then AVANZA will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

46. Legal Fees. If AVANZA prevails in any litigation or arbitration with any Merchant or any Guarantor, then that Merchant and/or Guarantor must pay AVANZA’s reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed.

47. Class Action Waiver. AVANZA, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

48. Arbitration. Any action or dispute relating to this Agreement or involving AVANZA on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, will, at the option of any party to such action or dispute, be determined by arbitration in the State of New York before a single arbitrator. The arbitration will be administered either by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, or by Mediation & Civil Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org. Once an arbitration is initiated with one of these arbitral forums, it must be maintained exclusively before that arbitral forum and the other arbitral forum specified herein may not be used. Any arbitration relating to this Agreement must be conducted in the Counties of Nassau, New York, Queens, Monroe, or Kings in the State of New York.

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 8 of 17

STANDARD MERCHANT CASH ADVANCE AGREEMENT

Notwithstanding any provision of any applicable arbitration rules, any witness in an arbitration who does not reside in or have a place for the regular transaction of business located in New York City or the Counties of Nassau, Suffolk, or Westchester in the State of New York will be permitted to appear and testify remotely by telephone or video conferencing. In case any Event of Default occurs and is not waived, each Merchant and each Guarantor consents to AVANZA making an application in arbitration, without notice to any Merchant or any Guarantor, for the issuance of an injunction, restraining order, or other equitable relief in AVANZA’s favor, subject to court or arbitrator approval, restraining each Merchant’s accounts and/or receivables up to the amount due to AVANZA as a result of the Event of Default. Each Merchant and each Guarantor irrevocably authorize and direct each of their respective financial institutions and account debtors to comply with any injunction, restraining order, or other equitable relief issued in AVANZA’s favor in arbitration under the terms of this Agreement, will hold harmless and indemnify AVANZA and its employees, agents, attorneys, members, managers, officers, subsidiaries, affiliate entities, successors, and assigns from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) relating to the making or enforcement of any application for the issuance of an injunction, restraining order, or other equitable relief in AVANZA’s favor to restrain each Merchant’s accounts and/or receivables, and will hold harmless and indemnify all financial institutions and account debtors from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) relating to compliance with any injunction, restraining order, or other equitable relief issued in favor of AVANZA.

Each Merchant acknowledges and agrees that this Agreement is the product of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under this Agreement will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that this Agreement therefore evidences a transaction affecting interstate commerce. Accordingly, notwithstanding any provision in this Agreement to the contrary, all matters of arbitration relating to this Agreement will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under Article 75 of the New York Civil Practice Law and Rules or the laws of the jurisdiction in which the application is made, and the application will be governed by and construed in accordance with the laws under which the application is made, without regard to any applicable principles of conflict of laws. The arbitration agreement contained in this Section may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of AVANZA.

49. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of this Agreement or any other address(es) provided in writing to AVANZA by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of this Agreement if it does not furnish a certified mail return receipt signed by AVANZA demonstrating that AVANZA was provided with notice of a change in the Contact Address.

50. Survival of Representation, etc. All representations, warranties, and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated unless specified otherwise in this Agreement.

51. Waiver. No failure on the part of AVANZA to exercise, and no delay in exercising, any right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

52. Independent Sales Organizations/Brokers. Each Merchant and each Guarantor acknowledge that it may have been introduced to AVANZA by or received assistance in entering into this Agreement or its Guarantee from an independent sales organization or broker (“ISO”). Each Merchant and each Guarantor agree that any ISO is separate from and is not an agent or representative of AVANZA. Each Merchant and each Guarantor acknowledge that AVANZA is not bound by any promises or agreements made by any ISO that are not contained within this Agreement. Each Merchant and each Guarantor exculpate from liability and agree to hold harmless and indemnify AVANZA and its officers, directors, members, shareholders, employees, and agents from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by any Merchant or any Guarantor resulting from any act or omission by any ISO. Each Merchant and each Guarantor acknowledge that any fee that they paid to any ISO for its services is separate and apart from any payment under this Agreement. Each Merchant and each Guarantor acknowledge that AVANZA does not in any way require the use of an ISO and that any fees charged by any ISO are not required as a condition or incident to this Agreement.

53. Modifications; Agreements. No modification, amendment, waiver, or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all parties.

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 9 of 17

STANDARD MERCHANT CASH ADVANCE AGREEMENT

54. Severability. If any provision of this Agreement is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Agreement is deemed void, all other provisions will remain in effect.

55. Headings. Headings of the various articles and/or sections of this Agreement are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

56. Attorney Review. Each Merchant acknowledges that it has had an opportunity to review this Agreement and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so.

57. Entire Agreement. This Agreement, inclusive of all addenda, if any, executed simultaneously herewith constitutes the full understanding of the parties to the transaction herein and may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Agreement and any other document preceding it, this Agreement will govern. This Agreement does not affect any previous agreement between the parties unless such an agreement is specifically referenced herein. This Agreement will not be affected by any subsequent agreement between the parties unless this Agreement is specifically referenced therein. AVANZA will not be permitted to enforce any of its rights under this Agreement if so expressed by in writing by Gene Rosen’s Law Firm.

58. Counterparts; Fax and Electronic Signatures. This Agreement may be executed electronically and in counterparts. Facsimile and electronic copies of this Agreement will have the full force and effect of an original.

SIGNATURE(S) TO FOLLOW ON NEXT PAGE

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 10 of 17

STANDARD MERCHANT CASH ADVANCE AGREEMENT

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS AGREEMENT

Approved for AVANZA CAPITAL HOLDINGS, LLC by: FRANK SCARSO

I have read and agree to the terms and conditions set forth above:

/s/
(Print Name and Title)	Date

FOR THE MERCHANT/OWNER (#1)

By:	MICHAEL FARKAS, OWNER	/s/ Michael Farkas
	(Print Name and Title)	(Merchant/Owner 1 Signature)

SSN:	DOB:	Driver License Number:

Work Phone Number	Cell Phone Number	Email Address

FOR THE MERCHANT/OWNER (#2)

By:
	(Print Name and Title)	(Merchant/Owner 2 Signature)

SSN:	DOB:	Driver License Number:

Work Phone Number	Cell Phone Number	Email Address

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 11 of 17

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G1. Personal Guarantee of Performance. This is a personal guaranty of performance, dated JUNE 30, 2026, of the Standard Merchant Cash Advance Agreement, dated JUNE 30, 2026 (“Agreement”), inclusive of all addenda, if any, executed simultaneously therewith, by and between AVANZA CAPITAL HOLDINGS, LLC (“AVANZA”) and MICHAEL FARKAS and (“Merchant”). Each undersigned Guarantor hereby guarantees each Merchant’s performance of all of the representations, warranties, and covenants made by each Merchant to AVANZA in the Agreement, inclusive of all addenda, if any, executed simultaneously herewith, as the Agreement may be renewed, amended, extended, or otherwise modified (the “Guaranteed Obligations”). Each Guarantor’s obligations are due at the time of any breach by any Merchant of any representation, warranty, or covenant made by any Merchant in the Agreement.

G2. Communications. AVANZA may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Guarantor gives AVANZA permission to call or send a text message to any telephone number given to AVANZA in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Guarantor also gives AVANZA permission to communicate such information to them by e-mail. Each Guarantor agrees that AVANZA will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Guarantor acknowledges that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that AVANZA has no liability for any such charges.

G3. Guarantor Waivers. If AVANZA considers any Event of Default to have taken place under the Agreement, then AVANZA may enforce its rights under this Guarantee without first seeking to obtain payment from any Merchant, any other guarantor, or any Collateral, Additional Collateral, or Cross-Collateral AVANZA may hold pursuant to this Guarantee or any other agreement or guarantee. AVANZA does not have to notify any Guarantor of any of the following events and Guarantor(s) will not be released from its obligations under this Guarantee even if it is not notified of: (i) any Merchant’s failure to pay timely any amount owed under the Agreement; (ii) any adverse change in any Merchant’s financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) AVANZA’s acceptance of the Agreement with any Merchant; and (v) any renewal, extension, or other modification of the Agreement or any Merchant’s other obligations to AVANZA. In addition, AVANZA may take any of the following actions without releasing any Guarantor from any obligations under this Guarantee: (i) renew, extend, or otherwise modify the Agreement or any Merchant’s other obligations to AVANZA; (ii) if there is more than one Merchant, release a Merchant from its obligations to AVANZA such that at least one Merchant remains obligated to AVANZA; (iii) sell, release, impair, waive, or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under the Agreement. Until the Receivables Purchased Amount and each Merchant’s other obligations to AVANZA under the Agreement and this Guarantee are paid in full, each Guarantor shall not seek reimbursement from any Merchant or any other guarantor for any amounts paid by it under the Agreement. Each Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against any Merchant, any other guarantor, or any collateral provided by any Merchant or any other guarantor, for any amounts paid by it or acts performed by it under this Guarantee: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution.

G4. Joint and Several Liability. The obligations hereunder of the persons or entities constituting each Guarantor under this Guarantee are joint and several.

G5. Injunctive Relief. In case any Event of Default occurs and is not waived, AVANZA will be entitled to the issuance of an injunction, restraining order, or other equitable relief in AVANZA’s favor, subject to court or arbitrator approval, restrain ing each Guarantor’s accounts and/or receivables up to the amount due to AVANZA as a result of the Event of Default, and each Guarantor will be deemed to have consented to the granting of an application for the same to any court or arbitral tribunal of competent jurisdiction without any prior notice to any Merchant or Guarantor and without AVANZA being required to furnish a bond or other undertaking in connection with the application. To the extent applicable, Merchant(s) and Guarantor(s) waive the right to notice and a hearing under Connecticut General Statutes sections 52-278a to 52-278g, inclusive, and consent to the issuance of a writ for a prejudgment remedy without securing a court order.

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 12 of 17

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G6. Choice of Law. Each Guarantor acknowledges and agrees that the Agreement and this Guarantee were made in the State of New York, that the Purchase Price is being paid by AVANZA in the State of New York, that the Receivables Purchased Amount is being delivered to AVANZA in the State of New York, and that the State of New York has a reasonable relationship to the transactions encompassed by the Agreement and this Guarantee. This Guarantee and the relationship between AVANZA, each Merchant, and each Guarantor will be governed by and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflict of laws.

G7. Venue and Forum Selection. Any litigation relating to this Agreement or this Guarantee or involving AVANZA on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Kings, Nassau, Monroe, New York, or Sullivan in the State of New York (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. The parties agree that this Guarantee encompasses the transaction of business within the City of New York and that the Civil Court of the City of New York (“Civil Court”) will have jurisdiction over any litigation relating to this Guarantee that is within the jurisdictional limit of the Civil Court. In addition to the Acceptable Forums, any action or proceeding to enforce a judgment or arbitration award against any Merchant or Guarantor or to restrain or collect any amount due to AVANZA may be commenced and maintained in any other court of competent jurisdiction.

G8. Jury Waiver. Each Guarantor agrees to waive trial by jury in any dispute with AVANZA.

G9. Counterclaim Waiver. In any litigation or arbitration commenced by AVANZA, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.

G10. Statutes of Limitations. Each Merchant and each Guarantor agree that any claim that is not asserted against AVANZA within one year of its accrual will be time barred.

G11. Costs. Each Merchant and each Guarantor must pay all of AVANZA’s reasonable costs associated with a breach by any Merchant of the covenants in this Agreement or this Guarantee and the enforcement thereof, including but not limited to collection agency fees, expert witness fees, and costs of suit.

G12. Prejudgment and Postjudgment Interest. If AVANZA becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then AVANZA will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

G13. Legal Fees. If AVANZA prevails in any litigation or arbitration with any Merchant or any Guarantor, then that Merchant and/or Guarantor must pay AVANZA’s reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed.

G14. Class Action Waiver. AVANZA, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 13 of 17

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G15. Arbitration. Any action or dispute relating to this Agreement or this Guarantee or involving AVANZA on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, will, at the option of any party to such action or dispute, be determined by arbitration in the State of New York before a single arbitrator. The arbitration will be administered either by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, or by Mediation & Civil Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org. Once an arbitration is initiated with one of these arbitral forums, it must be maintained exclusively before that arbitral forum and the other arbitral forum specified herein may not be used. Any arbitration relating to this Agreement or this Guarantee must be conducted in the Counties of Nassau, New York, Queens, Monroe, or Kings in the State of New York. Notwithstanding any provision of any applicable arbitration rules, any witness in an arbitration who does not reside in or have a place for the regular transaction of business located in New York City or the Counties of Nassau, Suffolk, or Westchester in the State of New York will be permitted to appear and testify remotely by telephone or video conferencing. In case any Event of Default occurs and is not waived, each Guarantor consents to AVANZA making an application in arbitration, without notice to any Merchant or any Guarantor, for the issuance of an injunction, restraining order, or other equitable relief in AVANZA’s favor, subject to court or arbitrator approval, restraining each Guarantor’s accounts and/or receivables up to the amount due to AVANZA as a result of the Event of Default. Each Guarantor irrevocably authorizes and directs each of its financial institutions and account debtors to comply with any injunction, restraining order, or other equitable relief issued in AVANZA’s favor in arbitration under the terms of this Agreement, will hold harmless and indemnify AVANZA and its employees, agents, attorneys, members, managers, officers, subsidiaries, affiliate entities, successors, and assigns from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) relating to the making or enforcement of any application for the issuance of an injunction, restraining order, or other equitable relief in AVANZA’s favor to restrain each Guarantor’s accounts and/or receivables, and will hold harmless and indemnify all financial institutions and account debtors from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) relating to compliance with any injunction, restraining order, or other equitable relief issued in favor of AVANZA.

Each Guarantor acknowledges and agrees that the Agreement and this Guarantee are the product of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under the Agreement and this Guarantee will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that the Agreement and this Guarantee therefore evidence a transaction affecting interstate commerce. Accordingly, notwithstanding any provision in the Agreement or this Guarantee to the contrary, all matters of arbitration relating to the Agreement or this Guarantee will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under Article 75 of the New York Civil Practice Law and Rules or the laws of the jurisdiction in which the application is made, and the application will be governed by and construed in accordance with the laws under which the application is made, without regard to any applicable principles of conflict of laws. The arbitration agreement contained in this Section may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of AVANZA.

G16. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of the Agreement or any other address(es) provided in writing to AVANZA by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of the Agreement if it does not furnish a certified mail return receipt signed by AVANZA demonstrating that AVANZA was provided with notice of a change in the Contact Address.

G17. Severability. If any provision of this Guarantee is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Guarantee is deemed void, all other provisions will remain in effect.

G18. Survival. The provisions of Sections G2, G3, G4, G5, G6, G7, G8, G9, G10, G11, G12, G13, G14, G15, G16, G17, G18, G19, G20, G21, and G22 shall survive any termination of this Guarantee.

G19. Headings. Headings of the various articles and/or sections of this Guarantee are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

G20. Attorney Review. Each Guarantor acknowledges that it has had an opportunity to review this Guarantee, the Agreement, and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so.

G21. Entire Agreement. This Guarantee, inclusive of all addenda, if any, executed simultaneously herewith may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Guarantee and any other document preceding it, this Guarantee will govern. This Guarantee does not affect any previous agreement between the parties unless such an agreement is specifically referenced in the Agreement or herein. This Guarantee will not be affected by any subsequent agreement between the parties unless this Guarantee is specifically referenced therein.

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 14 of 17

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G22. Counterparts; Fax and Electronic Signatures. This Guarantee may be executed electronically and in counterparts. Facsimile and electronic copies of this Guarantee will have the full force and effect of an original.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE “STANDARD MERCHANT CASH ADVANCE AGREEMENT”, INCLUDING THE “TERMS AND CONDITIONS”, ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS GUARANTEE. CAPITALIZED TERMS NOT DEFINED IN THIS GUARANTEE SHALL HAVE THE MEANING SET FORTH IN THE STANDARD MERCHANT CASH ADVANCE AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS GUARANTEE

GUARANTOR (#1)

By:	MICHAEL FARKAS, OWNER	/s/ Michael Farkas
	(Print Name and Title)	(Guarantor 1 Signature)

SSN:	DOB:	Driver License Number:

Work Phone Number	Cell Phone Number	Email Address

GUARANTOR (#2)

By:
	(Print Name and Title)	(Guarantor 2 Signature)

SSN:	DOB:	Driver License Number:

Work Phone Number	Cell Phone Number	Email Address

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 15 of 17

AVANZA CAPITAL HOLDINGS, LLC | 900 South Ave, Suite 404, Staten Island, NY 10314 (212) 457-1573

ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT FOR ESTIMATED PAYMENTS

This is an Addendum, dated JUNE 30, 2026, to the Standard Merchant Cash Advance Agreement (“Agreement”), dated JUNE 30, 2026, between AVANZA CAPITAL HOLDINGS, LLC (“AVANZA”) and MICHAEL FARKAS and (“Merchant”). This Addendum incorporates the Agreement by reference. The terms of this Addendum will control to the extent they conflict with an y of the terms in the Agreement.

Instead of debiting the 25 Specified Percentage of Merchant’s Receivables, AVANZA may instead debit $62,495.85 (“Estimated Payment”) from the Account every DAY. The Estimated Payment is intended to be an approximation of no more than the Specified Percentage. The Estimated Payment is subject to any Cap imposed by Section 3 of the Agreement.

Any Merchant may give written notice to AVANZA requesting that AVANZA conduct a reconciliation in order to ensure that the amount that AVANZA has collected equals the Specified Percentage of Merchant(s)’s Receivables under this Agreement. Any Merchant may give written notice requesting a reconciliation. A request for reconciliation may also be made by e-mail to INFO@AVANZA.NYC and such notice will be deemed to have been received if and when AVANZA sends a reply e-mail (but not a read receipt). If such reconciliation determines that AVANZA collected more than it was entitled to, then within seven days thereafter, AVANZA will credit to the Account all amounts to which AVANZA was not entitled and decrease the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. If such reconciliation determines that AVANZA collected less than it was entitled to, then within seven days thereafter, AVANZA will debit from the Account all additional amounts to which AVANZA was entitled and increase the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation, with the increase being subject to any Cap in place on collections. In order to effectuate this reconciliation, any Merchant must produce with its request the login and password for the Account and any and all bank statements and merchant statements covering the period from the date of this Agreement through the date of the request for a reconciliation. AVANZA will complete each such reconciliation within two business days after receipt of a written request for one accompanied by the information and documents required for it. Nothing herein limits the amount of times that such a reconciliation may be requested.

FOR THE MERCHANT/OWNER (#1)

By:	MICHAEL FARKAS, OWNER	/s/ Michael Farkas
	(Print Name and Title)	(Merchant/Owner 1 Signature)

SSN:	DOB:	Driver License Number:

Work Phone Number	Cell Phone Number	Email Address

FOR THE MERCHANT/OWNER (#2)

By:
	(Print Name and Title)	(Merchant/Owner 2 Signature)

SSN:	DOB:	Driver License Number:

Work Phone Number	Cell Phone Number	Email Address

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 16 of 17

AVANZA CAPITAL HOLDINGS, LLC | 900 South Ave, Suite 404, Staten Island, NY 10314 (212) 457-1573

DECLARATION OF ORDINARY COURSE OF BUSINESS

Each undersigned hereby declares the following:

1. I am duly authorized to sign the Standard Merchant Cash Advance Agreement (“Agreement”), dated JUNE 30, 2026 between AVANZA CAPITAL HOLDINGS, LLC and MICHAEL FARKAS (“Merchant”) on behalf of Merchant.

2. This Declaration incorporates by reference the Agreement and every addendum to it.

3. The reason that I am signing the Agreement is because I require capital for my business.

4. I acknowledge that I am authorized to sign the Agreement and every addendum to it on behalf of each Merchant.

5. I acknowledge that I had sufficient time to review the Agreement and every addendum to it before signing it.

6. I acknowledge that I had an opportunity to seek legal advice from counsel of my choosing before signing the Agreement and every addendum to it.

7. I acknowledge that each Merchant is entering into the Agreement voluntarily and without any coercion.

8. I acknowledge that each Merchant is entering into the Agreement in the ordinary course of its business.

9. I acknowledge that the payments to be made from any Merchant to AVANZA CAPITAL HOLDINGS, LLC under the Agreement are being made in the ordinary course of each Merchant’s business.

10. I am aware of each Merchant’s right to request a reconciliation of the payments made under the Agreement at any time.

11. I DECLARE UNDER PENALTY OF PERJURY THAT THE FOREGOING IS TRUE AND CORRECT.

Executed on	6/30/2026
(Date)

FOR THE MERCHANT/OWNER (#1)

By:	MICHAEL FARKAS, OWNER	/s/ Michael D. Farkas
(Print Name and Title)		(Merchant/Owner 1 Signature)

FOR THE MERCHANT/OWNER (#2)

By:
(Print Name and Title)	(Merchant/Owner 2 Signature)

(Merchant/Owner 1 Signature)	(Date)	(Merchant/Owner 2 Signature)	(Date)	Page 17 of 17